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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported) March 30, 1998
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                            PVC CONTAINER CORPORATION
               (Exact name of registrant as specified in charter)


Delaware                              0-30067            13-2616435
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(State of other jurisdiction       (Commission          (IRS employer
 of incorporation)                 file number)      identification no.)


          401 Industrial Way West, Eatontown, New Jersey 07724
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           (Address of principal executive offices)



Registrant's telephone number, including area code: (732) 542-0060
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                                       N/A
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  (Former name or former address, if changed since last report)
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Item 2. Acquisition or Disposition of Assets

         On March 30, 1998 pursuant to an Asset Purchase Agreement among the Registrant as Purchaser and McKechnie Investments, Inc. and Charter Supply Co., Inc. as Sellers, the Registrant acquired in consideration of the payment of $10,209,579 all of the assets and assumed certain liabilities of Charter Supply Co.,Inc. The consideration was provided by Fleet Bank pursuant to a Loan and Security Agreement among the Registrant and its wholly-owned subsidiaries and Fleet Bank, N.A. dated as of March 31, 1998. Charter Supply Co.,Inc. is engaged in Philmont, New York in the business of developing, manufacturing and selling plastic blow molded bottles of various sizes and which is similar to the business in which the Registrant is also primarily engaged.

         Financial information relating to the acquisition required by Item 7 of this Form will be filed as soon as practicable but in no event later than sixty
(60) days after the filing of this report.


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                                    EXHIBITS




         The following exhibit are filed herewith:

Exhibit No.          Description
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
10.1                 Asset Purchase Agreement

10.2                 Loan and Security Agreement

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 14, 1998               PVC CONTAINER CORPORATION
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                                       (Registrant)

                                     By: /s/ Phillip L. Friedman
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                                         Phillip L. Friedman,
                                         President